Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of Global Green Solutions Inc. (the “Company”) on Form 10-Q for the period ended May 31, 2010, as filed with the Securities and Exchange Commission on the date here of (the “report”), I, J. Douglas Frater, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Dated this  15th day of July, 2010

                                    DOUG FRATER
                                   J. Douglas Frater
                                   Chief Executive Officer